REPAY Reports Third Quarter 2022 Financial Results

Q3 2022 Gross Profit Growth of 20% Year-over-Year with Continued Solid Margins

Reaffirms Full Year 2022 Guidance

ATLANTA, November 9, 2022 -- Repay Holdings Corporation (NASDAQ: RPAY) (“REPAY” or the “Company”), a leading provider of vertically-integrated payment solutions, today reported financial results for its third quarter ended September 30, 2022.

Third Quarter 2022 Financial Highlights

(in $ millions)	Q3 2021	Q4 2021	Q1 2022	Q2 2022	Q3 2022	YoY Change
Card payment volume	$5,574.7	$5,643.1	$6,404.6	$6,196.3	$6,416.8	15%
Revenue	61.1	62.2	67.6	67.4	71.6	17%
Gross profit (1)	45.8	47.2	51.0	50.7	54.9	20%
Net (loss) income	(7.3)	(17.4)	12.9	(1.4)	5.4	—
Adjusted EBITDA (2)	24.5	27.8	29.3	27.6	31.7	30%
Adjusted Net Income (2)	17.1	27.0	18.4	16.1	22.8	33%

(1)
Gross profit represents revenue less costs of services.
(2)
Adjusted EBITDA and Adjusted Net Income are non-GAAP financial measures. See “Non-GAAP Financial Measures” and the reconciliations of Adjusted EBITDA and Adjusted Net Income to their most comparable GAAP measures provided below for additional information.

“REPAY delivered strong results in the third quarter across both the top and bottom lines, with accelerated growth and expanding margins,” said John Morris, CEO of REPAY. “We remain encouraged by our addressable market opportunity, as the B2B and Consumer payment verticals we target represent over $5 trillion of combined annual payment volume. We also remain very encouraged by the continued tailwinds in our business, including the ongoing secular trends away from cash and check towards digital, embedded payments. We believe those opportunities – along with our unique offering, technology platform, and our exceptional team - position us well for long term, sustainable growth.”

Third Quarter 2022 Business Highlights

The Company's achievements in the quarter, including those highlighted below, reinforce management's belief in the ability of the Company to drive durable and sustained growth across REPAY's diversified business model.

•
15% year-over-year organic gross profit growth1
•
B2B AP/AR volumes grew approximately 30% year-over-year and represented 20%+ of total volume in the third quarter
•
Added six new integrated software partners to bring the total to 236 ISVs as of the end of the third quarter
•
Expanded AP supplier network to 147,000, an increase of 40% year-over-year
•
Increased instant funding volume by 50% versus the same period last year

1 Organic gross profit growth is a non-GAAP financial measure. See “Non-GAAP Financial Measures” and the reconciliation to its most comparable GAAP measure provided below for additional information.

2022 Outlook

REPAY reiterates its previously provided guidance for full year 2022, as shown below.

Full Year 2022 Outlook
Card Payment Volume	$25.0 - 26.3 billion
Revenue	$268 - 286 million
Gross Profit	$204 - 216 million
Adjusted EBITDA	$118 - 126 million

REPAY does not provide quantitative reconciliation of forward-looking, non-GAAP financial measures, such as forecasted 2022 Adjusted EBITDA, to the most directly comparable GAAP financial measure, because it is difficult to reliably predict or estimate the relevant components without unreasonable effort due to future uncertainties that may potentially have significant impact on such calculations, and providing them may imply a degree of precision that would be confusing or potentially misleading.

Conference Call

REPAY will host a conference call to discuss third quarter 2022 financial results today, November 9, 2022 at 5:00 pm ET. Hosting the call will be John Morris, CEO, and Tim Murphy, CFO. The call will be webcast live from REPAY’s investor relations website at https://investors.repay.com/investor-relations. The conference call can also be accessed live over the phone by dialing (877) 407-3982, or for international callers (201) 493-6780. A replay will be available one hour after the call and can be accessed by dialing (844) 512-2921 or (412) 317-6671 for international callers; the conference ID is 13732595. The replay will be available at https://investors.repay.com/investor-relations.

Non-GAAP Financial Measures

This report includes certain non-GAAP financial measures that management uses to evaluate the Company’s operating business, measure performance, and make strategic decisions. Adjusted EBITDA is a non-GAAP financial measure that represents net income prior to interest expense, tax expense, depreciation and amortization, as adjusted to add back certain charges deemed to not be part of normal operating expenses, non-cash charges and/or non-recurring charges, such as loss on extinguishment of debt, loss on termination of interest rate hedge, non-cash change in fair value of contingent consideration, non-cash change in fair value of assets and liabilities, share-based compensation charges, transaction expenses, restructuring and other strategic initiative costs and other non-recurring charges. Adjusted Net Income is a non-GAAP financial measure that represents net income prior to amortization of acquisition-related intangibles, as adjusted to add back certain charges deemed to not be part of normal operating expenses, non-cash charges and/or non-recurring charges, such as loss on extinguishment of debt, loss on termination of interest rate hedge, non-cash change in fair value of contingent consideration, non-cash change in fair value of assets and liabilities, share-based compensation expense, transaction expenses, restructuring and other strategic initiative costs, other non-recurring charges, non-cash interest expense and net of tax effect associated with these adjustments. Adjusted Net Income is adjusted to exclude amortization of all acquisition-related intangibles as such amounts are inconsistent in amount and frequency and are significantly impacted by the timing and/or size of acquisitions. Management believes that the adjustment of acquisition-related intangible amortization supplements GAAP financial measures because it allows for greater comparability of operating performance. Although REPAY excludes amortization from acquisition-related intangibles from its non-GAAP expenses, management believes that it is important for investors to understand that such intangibles were recorded as part of purchase accounting and contribute to revenue generation. Adjusted Net Income per share is a non-GAAP financial measure that represents Adjusted Net Income divided by the weighted average number of shares of Class A common stock outstanding (on an as-converted basis assuming conversion of the outstanding units exchangeable for shares of Class A common stock) for the three and nine months ended September 30, 2022 and 2021 (excluding shares subject to forfeiture). Organic gross profit growth is a non-GAAP financial measure that represents year-on-year gross profit growth that excludes incremental gross profit attributable to acquisitions made in the applicable prior period or any subsequent period. Adjusted Free Cash Flow is a non-GAAP financial measure that represents net cash flow provided by operating activities less total capital expenditures, as adjusted to add back certain charges deemed to not be part of normal operating expenses and/or non-recurring charges, such as transaction expenses, restructuring and other strategic initiative costs and other non-recurring charges. REPAY believes that Adjusted EBITDA, Adjusted Net Income, Adjusted Net Income per share, organic gross profit growth and Adjusted Free Cash Flow provide useful information to investors and others in understanding and evaluating its operating results in the same manner as management. However, Adjusted EBITDA, Adjusted Net Income, Adjusted Net Income per share, organic gross profit growth and Adjusted Free Cash Flow are not financial measures calculated in accordance with GAAP and should not be considered as a substitute for net income, operating profit, net cash provided by operating activities, or any other operating performance measure calculated in accordance with GAAP. Using these non-GAAP financial measures to analyze REPAY’s business has material limitations because the calculations are based on the subjective determination of management regarding the nature and classification of events and circumstances that investors may find significant. In addition, although other companies in REPAY’s industry may report measures titled Adjusted EBITDA, Adjusted Net Income, Adjusted Net Income per share, organic gross profit growth, Adjusted Free Cash Flow, or similar measures, such non-GAAP financial measures may be calculated differently from how REPAY calculates its non-GAAP financial measures, which reduces their overall usefulness as comparative measures. Because of these limitations, you should consider Adjusted EBITDA, Adjusted Net Income, Adjusted Net Income per share, organic gross profit growth, and Adjusted Free Cash Flow alongside other financial performance measures, including net income, net cash provided by operating activities and REPAY’s other financial results presented in accordance with GAAP.

Forward-Looking Statements

This communication contains “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. Such statements include, but are not limited to, statements about future financial and operating results, REPAY’s plans, objectives, expectations and intentions with respect to future operations, products and services; and other statements identified by words such as “guidance,” “will likely result,” “are expected to,” “will continue,” “should,” “is anticipated,” “estimated,” “believe,” “intend,” “plan,” “projection,” “outlook” or words of similar meaning. These forward-looking statements include, but are not limited to, REPAY’s 2022 outlook and other financial guidance, expected demand on REPAY’s product offering, including further implementation of electronic payment options and statements regarding REPAY’s market and growth opportunities, and REPAY’s business strategy and the plans and objectives of management for future operations. Such forward-looking statements are based upon the current beliefs and expectations of REPAY’s management and are inherently subject to significant business, economic and competitive uncertainties and contingencies, many of which are difficult to predict and generally beyond REPAY’s control.

In addition to factors disclosed in REPAY’s reports filed with the U.S. Securities and Exchange Commission, including its Annual Report on Form 10-K for the year ended December 31, 2021, and those identified elsewhere in this communication, the following factors, among others, could cause actual results and the timing of events to differ materially from the anticipated results or other expectations expressed in the forward-looking statements: exposure to economic conditions and political risk affecting the consumer loan market, the receivables management industry and consumer and commercial spending, including inflationary pressures, general economic slowdown or recession; the impacts of the ongoing COVID-19 pandemic, including the continued emergence of new variants, and the actions taken to control or mitigate its spread; a delay or failure to integrate and/or realize the benefits of the Company’s recent acquisitions; changes in the payment processing market in which REPAY competes, including with respect to its competitive landscape, technology evolution or regulatory changes; changes in the vertical markets that REPAY targets, including the regulatory environment applicable to REPAY’s clients; the ability to retain, develop and hire key personnel; risks relating to REPAY’s relationships within the payment ecosystem; risk that REPAY may not be able to execute its growth strategies, including identifying and executing acquisitions; risks relating to data security; changes in accounting policies applicable to REPAY; and the risk that REPAY may not be able to maintain effective internal controls.

Actual results, performance or achievements may differ materially, and potentially adversely, from any projections and forward-looking statements and the assumptions on which those forward-looking statements are based. There can be no assurance that the data contained herein is reflective of future performance to any degree. You are cautioned not to place undue reliance on forward-looking statements as a predictor of future performance. All information set forth herein speaks only as of the date hereof in the case of information about REPAY or the date of such information in the case of information from persons other than REPAY, and REPAY disclaims any intention or obligation to update any forward looking statements as a result of developments occurring after the date of this communication. Forecasts and estimates regarding REPAY’s industry and end markets are based on sources it believes to be reliable, however there can be no assurance these forecasts and estimates will prove accurate in whole or in part. Pro forma, projected and estimated numbers are used for illustrative purpose only, are not forecasts and may not reflect actual results.

About REPAY

REPAY provides integrated payment processing solutions to verticals that have specific transaction processing needs. REPAY’s proprietary, integrated payment technology platform reduces the complexity of electronic payments for clients, while enhancing the overall experience for consumers and businesses.

Contacts

Investor Relations Contact for REPAY:

repayIR@icrinc.com

Media Relations Contact for REPAY:

Kristen Hoyman

(404) 637-1665

khoyman@repay.com

Condensed Consolidated Statement of Operations (Unaudited)

	Three Months ended September 30,		Nine Months ended September 30,
(in $ thousands)	2022	2021	2022	2021
Revenue	$71,555	$61,125	$206,554	$157,058
Operating expenses
Costs of services (exclusive of depreciation and amortization shown separately below)	16,634	15,288	49,930	40,483
Selling, general and administrative	36,032	33,696	107,379	86,632
Depreciation and amortization	24,662	25,907	82,442	63,379
Change in fair value of contingent consideration	(340)	(1,550)	(4,290)	(101)
Total operating expenses	$76,988	$73,341	$235,461	$190,393
Loss from operations	$(5,433)	$(12,216)	$(28,907)	$(33,335)
Interest expense	(1,130)	(764)	(3,170)	(2,764)
Loss on extinguishment of debt	—	—	—	(5,941)
Change in fair value of tax receivable liability	11,411	3,411	55,481	99
Other income	54	19	70	81
Other loss	(4)	(19)	(154)	(9,099)
Total other income (expense)	10,331	2,647	52,227	(17,624)
Income (loss) before income tax (expense) benefit	4,898	(9,569)	23,320	(50,959)
Income tax (expense) benefit	474	2,261	(6,414)	12,320
Net income (loss)	$5,372	$(7,308)	$16,906	$(38,639)
Net loss attributable to non-controlling interest	(473)	(1,042)	(2,602)	(4,310)
Net income (loss) attributable to the Company	$5,845	$(6,266)	$19,508	$(34,329)

Weighted-average shares of Class A common stock outstanding - basic	88,735,518	88,273,194	88,749,417	81,595,128
Weighted-average shares of Class A common stock outstanding - diluted	110,114,054	88,273,194	110,789,646	81,595,128

Income (loss) per Class A share - basic	$0.07	$(0.07)	$0.22	$(0.42)
Income (loss) per Class A share - diluted	$0.05	$(0.07)	$0.18	$(0.42)

Condensed Consolidated Balance Sheets

(in $ thousands)	September 30, 2022 (Unaudited)	December 31, 2021
Assets
Cash and cash equivalents	$63,547	$50,049
Accounts receivable	34,485	33,236
Prepaid expenses and other	15,483	12,427
Total current assets	113,515	95,712

Property, plant and equipment, net	4,703	3,801
Restricted cash	23,179	26,291
Intangible assets, net	523,148	577,694
Goodwill	827,802	824,082
Operating lease right-of-use assets, net	10,775	10,500
Deferred tax assets	134,275	145,260
Other assets	2,500	2,500
Total noncurrent assets	1,526,382	1,590,128
Total assets	$1,639,897	$1,685,840

Liabilities
Accounts payable	$23,251	$20,083
Related party payable	100	17,394
Accrued expenses	24,715	26,819
Current operating lease liabilities	2,307	1,990
Current tax receivable agreement	24,454	24,496
Other current liabilities	4	1,566
Total current liabilities	74,831	92,348

Long-term debt	450,608	448,485
Noncurrent operating lease liabilities	9,169	9,091
Tax receivable agreement, net of current portion	166,047	221,333
Other liabilities	4,335	1,547
Total noncurrent liabilities	630,159	680,456
Total liabilities	$704,990	$772,804

Commitments and contingencies

Stockholders' equity
Class A common stock, $0.0001 par value; 2,000,000,000 shares authorized, 89,078,338 issued and 88,397,790 outstanding as of September 30, 2022; 2,000,000,000 shares authorized, and 88,502,621 issued and outstanding as of December 31, 2021	9	9
Class V common stock, $0.0001 par value; 1,000 shares authorized and 100 shares issued and outstanding as of September 30, 2022 and December 31, 2021	—	—
Additional paid-in capital	1,112,546	1,100,012
Treasury stock, 680,548 and 0 shares as of September 30, 2022 and December 31, 2021, respectively	(6,824)	—
Accumulated other comprehensive loss	(2)	(2)
Accumulated deficit	(206,508)	(226,016)
Total Repay stockholders' equity	$899,221	$874,003
Non-controlling interests	35,686	39,033
Total equity	934,907	913,036
Total liabilities and equity	$1,639,897	$1,685,840

Condensed Consolidated Statements of Cash Flows

(Unaudited)

	Nine Months Ended September 30,
(in $ thousands)	2022	2021
Cash flows from operating activities
Net income (loss)	$16,906	$(38,639)

Adjustments to reconcile net income (loss) to net cash provided by operating activities:
Depreciation and amortization	82,442	63,379
Stock based compensation	14,265	16,229
Amortization of debt issuance costs	2,123	1,860
Loss on disposal of property and equipment	57	19
Loss on termination of lease	96	—
Loss on extinguishment of debt	—	5,941
Loss on sale of interest rate swaps	—	9,317
Fair value change in tax receivable agreement liability	(55,481)	(99)
Fair value change in contingent consideration	(4,290)	(101)
Payment of contingent consideration liability in excess of acquisition-date fair value	(8,896)	(1,500)
Deferred tax expense	6,414	(12,320)
Change in accounts receivable	(246)	(5,508)
Change in prepaid expenses and other	(3,055)	(1,539)
Change in operating lease ROU assets	(275)	1,488
Change in accounts payable	3,168	2,664
Change in related party payable	(257)	1,317
Change in accrued expenses and other	(2,200)	(2,465)
Change in operating lease liabilities	394	(820)
Change in other liabilities	1,227	(7,740)
Net cash provided by operating activities	52,392	31,483

Cash flows from investing activities
Purchases of property and equipment	(2,623)	(1,928)
Purchases of intangible assets	(26,232)	(14,900)
Purchase of equity investment	—	(2,500)
Acquisition of CPS, net of cash and restricted cash acquired	—	11
Acquisition of BillingTree, net of cash and restricted cash acquired	—	(269,826)
Acquisition of Kontrol, net of cash and restricted cash acquired	—	(7,471)
Net cash used in investing activities	(28,855)	(296,614)

Cash flows from financing activities
Issuance of long-term debt	—	440,000
Payments on long-term debt	—	(262,654)
Public issuance of Class A Common Stock	—	142,098
Shares repurchased under Incentive Plan and ESPP	(1,981)	(2,976)
Treasury shares repurchased	(6,831)	—
Distributions to Members	(488)	(62)
Payment of loan costs	—	(13,248)
Payment of contingent consideration liability up to acquisition-date fair value	(3,851)	(7,449)
Net cash (used in) provided by financing activities	(13,151)	295,709

Increase in cash, cash equivalents and restricted cash	10,386	30,578
Cash, cash equivalents and restricted cash at beginning of period	$76,340	$106,505
Cash, cash equivalents and restricted cash at end of period	$86,726	$137,083

SUPPLEMENTAL DISCLOSURE OF CASH FLOW INFORMATION
Cash paid during the year for:
Interest	$1,047	$903

SUPPLEMENTAL SCHEDULE OF NONCASH
INVESTING AND FINANCING ACTIVITIES
Acquisition of Kontrol in exchange for contingent consideration	$—	$500

Key Operating and Non-GAAP Financial Data

Unless otherwise stated, all results compare three and nine month 2022 results to three and nine month 2021 results from continuing operations for the periods ended September 30, respectively.

The following tables and related notes reconcile these non-GAAP measures to GAAP information for the three and nine months ended September 30, 2022 and 2021:

	Three Months ended September 30,			Nine Months ended September 30,
(in $ thousands)	2022	2021	% Change	2022	2021	% Change
Card payment volume	$6,416,827	$5,574,656	15%	$19,027,031	$14,812,161	28%
Gross profit (1)	54,921	45,837	20%	156,624	116,575	34%
Adjusted EBITDA (2)	31,717	24,490	30%	88,683	65,354	36%

(1) Gross profit represents revenue less costs of services.

(2) Adjusted EBITDA is a non-GAAP financial measure that represents net income adjusted for interest expense, depreciation and amortization and certain other charges deemed to not be part of normal operating expenses, non-cash charges and/or non-recurring items. See “Non-GAAP Financial Measures” above and the reconciliation of Adjusted EBITDA to its most comparable GAAP measure below.

Reconciliation of GAAP Net Income to Non-GAAP Adjusted EBITDA

For the Three Months Ended September 30, 2022 and 2021

(Unaudited)

	Three Months ended September 30,
(in $ thousands)	2022	2021
Revenue	$71,555	$61,125
Operating expenses
Costs of services (exclusive of depreciation and amortization shown separately below)	$16,634	$15,288
Selling, general and administrative	36,032	33,696
Depreciation and amortization	24,662	25,907
Change in fair value of contingent consideration	(340)	(1,550)
Total operating expenses	$76,988	$73,341
Loss from operations	$(5,433)	$(12,216)
Interest expense	(1,130)	(764)
Change in fair value of tax receivable liability	11,411	3,411
Other income	54	19
Other loss	(4)	(19)
Total other income (expense)	10,331	2,647
Income (loss) before income tax (expense) benefit	4,898	(9,569)
Income tax (expense) benefit	474	2,261
Net income (loss)	$5,372	$(7,308)

Add:
Interest expense	1,130	764
Depreciation and amortization (a)	24,662	25,907
Income tax expense (benefit)	(474)	(2,261)
EBITDA	$30,690	$17,102

Non-cash change in fair value of contingent consideration (b)	(340)	(1,550)
Non-cash change in fair value of assets and liabilities (c)	(11,411)	(3,411)
Share-based compensation expense (d)	5,250	5,573
Transaction expenses (e)	4,117	4,425
Restructuring and other strategic initiative costs (f)	1,484	1,362
Other non-recurring charges (g)	1,927	989
Adjusted EBITDA	$31,717	$24,490

Reconciliation of GAAP Net Income to Non-GAAP Adjusted EBITDA

For the Nine Months Ended September 30, 2022 and 2021

(Unaudited)

	Nine Months ended September 30,
(in $ thousands)	2022	2021
Revenue	$206,554	$157,058
Operating expenses
Costs of services (exclusive of depreciation and amortization shown separately below)	$49,930	$40,483
Selling, general and administrative	107,379	86,632
Depreciation and amortization	82,442	63,379
Change in fair value of contingent consideration	(4,290)	(101)
Total operating expenses	$235,461	$190,393
Loss from operations	$(28,907)	$(33,335)
Interest expense	(3,170)	(2,764)
Loss on extinguishment of debt	—	(5,941)
Change in fair value of tax receivable liability	55,481	99
Other income	70	81
Other loss	(154)	(9,099)
Total other income (expense)	52,227	(17,624)
Income (loss) before income tax (expense) benefit	23,320	(50,959)
Income tax (expense) benefit	(6,414)	12,320
Net income (loss)	$16,906	$(38,639)

Add:
Interest expense	3,170	2,764
Depreciation and amortization (a)	82,442	63,379
Income tax expense (benefit)	6,414	(12,320)
EBITDA	$108,932	$15,184

Loss on extinguishment of debt (h)	—	5,941
Loss on termination of interest rate hedge (i)	—	9,080
Non-cash change in fair value of contingent consideration (b)	(4,290)	(101)
Non-cash change in fair value of assets and liabilities (c)	(55,481)	(99)
Share-based compensation expense (d)	14,542	16,229
Transaction expenses (e)	16,116	13,743
Restructuring and other strategic initiative costs (f)	4,165	2,935
Other non-recurring charges (g)	4,699	2,442
Adjusted EBITDA	$88,683	$65,354

Reconciliation of GAAP Net Income to Non-GAAP Adjusted Net Income

For the Three Months Ended September 30, 2022 and 2021

(Unaudited)

	Three Months ended September 30,
(in $ thousands)	2022	2021
Revenue	$71,555	$61,125
Operating expenses
Costs of services (exclusive of depreciation and amortization shown separately below)	$16,634	$15,288
Selling, general and administrative	36,032	33,696
Depreciation and amortization	24,662	25,907
Change in fair value of contingent consideration	(340)	(1,550)
Total operating expenses	$76,988	$73,341
Loss from operations	$(5,433)	$(12,216)
Interest expense	(1,130)	(764)
Change in fair value of tax receivable liability	11,411	3,411
Other income	54	19
Other loss	(4)	(19)
Total other income (expense)	10,331	2,647
Income (loss) before income tax (expense) benefit	4,898	(9,569)
Income tax (expense) benefit	474	2,261
Net income (loss)	$5,372	$(7,308)

Add:
Amortization of acquisition-related intangibles (j)	20,847	23,449
Non-cash change in fair value of contingent consideration (b)	(340)	(1,550)
Non-cash change in fair value of assets and liabilities (c)	(11,411)	(3,411)
Share-based compensation expense (d)	5,250	5,573
Transaction expenses (e)	4,117	4,425
Restructuring and other strategic initiative costs (f)	1,484	1,362
Other non-recurring charges (g)	1,927	989
Non-cash interest expense (k)	712	662
Pro forma taxes at effective rate (l)	(5,152)	(7,048)
Adjusted Net Income	$22,806	$17,143

Shares of Class A common stock outstanding (on an as-converted basis) (m)	96,618,566	92,581,752
Adjusted Net Income per share	$0.24	$0.19

Reconciliation of GAAP Net Income to Non-GAAP Adjusted Net Income

For the Nine Months Ended September 30, 2022 and 2021

(Unaudited)

	Nine Months ended September 30,
(in $ thousands)	2022	2021
Revenue	$206,554	$157,058
Operating expenses
Costs of services (exclusive of depreciation and amortization shown separately below)	$49,930	$40,483
Selling, general and administrative	107,379	86,632
Depreciation and amortization	82,442	63,379
Change in fair value of contingent consideration	(4,290)	(101)
Total operating expenses	$235,461	$190,393
Loss from operations	$(28,907)	$(33,335)
Interest expense	(3,170)	(2,764)
Loss on extinguishment of debt	—	(5,941)
Change in fair value of tax receivable liability	55,481	99
Other income	70	81
Other loss	(154)	(9,099)
Total other income (expense)	52,227	(17,624)
Income (loss) before income tax (expense) benefit	23,320	(50,959)
Income tax (expense) benefit	(6,414)	12,320
Net income (loss)	$16,906	$(38,639)

Add:
Amortization of acquisition-related intangibles(j)	69,924	56,758
Loss on extinguishment of debt (h)	—	5,941
Loss on termination of interest rate hedge (i)	—	9,080
Non-cash change in fair value of contingent consideration (b)	(4,290)	(101)
Non-cash change in fair value of assets and liabilities (c)	(55,481)	(99)
Share-based compensation expense (d)	14,542	16,229
Transaction expenses (e)	16,116	13,743
Restructuring and other strategic initiative costs (f)	4,165	2,935
Other non-recurring charges (g)	4,699	2,442
Non-cash interest expense (k)	2,123	1,860
Pro forma taxes at effective rate (l)	(10,714)	(23,600)
Adjusted Net Income	$57,990	$46,549

Shares of Class A common stock outstanding (on an as-converted basis) (m)	96,646,974	89,548,106
Adjusted Net Income per share	$0.60	$0.52

Reconciliation of Operating Cash Flow to Free Cash Flow and Adjusted Free Cash Flow

For the Three and Nine Months Ended September 30, 2022 and 2021

(Unaudited)

	Three Months ended September 30,		Nine Months ended September 30,
(in $ thousands)	2022	2021	2022	2021
Net cash provided by operating activities	$19,409	$14,615	$52,392	$31,482
Capital expenditures
Cash paid for property and equipment	(799)	(943)	(2,623)	(1,928)
Cash paid for intangible assets (n)	(8,657)	(5,162)	(23,482)	(14,900)
Total capital expenditures	(9,456)	(6,105)	(26,105)	(16,828)
Free cash flow	$9,953	$8,510	$26,287	$14,654

Adjustments
Transaction expenses (e)	4,117	4,425	16,116	13,743
Restructuring and other strategic initiative costs (f)	1,484	1,362	4,165	2,935
Other non-recurring charges (g)	1,927	989	4,699	2,442
Adjusted free cash flow	$17,481	$15,286	$51,267	$33,774

Reconciliation of Gross Profit Growth to Organic Gross Profit Growth

For the Year-over-Year Change Between the Three Months Ended September 30, 2022 and 2021

(Unaudited)

Q3 YoY Change
Total gross profit growth	20%
Less: growth from acquisitions	5%
Organic gross profit growth (o)	15%

(a)
See footnote (j) for details on amortization and depreciation expenses.
(b)
Reflects the changes in management’s estimates of future cash consideration to be paid in connection with prior acquisitions from the amount estimated as of the most recent balance sheet date.
(c)
Reflects the changes in management’s estimates of the fair value of the liability relating to the Tax Receivable Agreement.
(d)
Represents compensation expense associated with equity compensation plans, totaling $5.3 million and $14.5 million for the three and nine months ended September 30, 2022, respectively, and totaling $5.6 million and $16.2 million for the three and nine months ended September 30, 2021, respectively.
(e)
Primarily consists of (i) during the three and nine months ended September 30, 2022, professional service fees and other costs incurred in connection with the acquisitions of BillingTree, Kontrol Payables and Payix, and (ii) during the three and nine months ended September 30, 2021, professional service fees and other costs incurred in connection with the acquisition of Ventanex, cPayPlus, CPS, BillingTree and Kontrol Payables, as well as professional service expenses related to the January 2021 equity and convertible notes offerings.
(f)
Reflects consulting fees related to processing services and other operational improvements, including restructuring and integration activities related to acquired businesses, that were not in the ordinary course during the three and nine months ended September 30, 2022 and 2021.

(g)
For the three and nine months ended September 30, 2022 and 2021, reflects payments made to third-party recruiters in connection with a significant expansion of our personnel, franchise taxes and other non-income based taxes, extraordinary refunds to clients and other payments related to COVID-19, and non-cash rent expense. Additionally, for the three and nine months ended September 30, 2022, reflects loss on termination of lease and loss on disposal of fixed assets.
(h)
Reflects write-offs of debt issuance costs relating to Hawk Parent’s term loans.
(i)
Reflects realized loss of REPAY's interest rate hedging arrangement which terminated in conjunction with the repayment of Hawk Parent’s term loans.
(j)
For the three and nine months ended September 30, 2022, reflects amortization of client relationships, non-compete agreement, software, and channel relationship intangibles acquired through the business combination with Thunder Bridge, and client relationships, non-compete agreement, and software intangibles acquired through REPAY's acquisitions of TriSource Solutions, APS Payments, Ventanex, cPayPlus, CPS Payments, BillingTree, Kontrol Payables and Payix. For the three and nine months ended September 30, 2021 reflects amortization of client relationships, non-compete agreement, software, and channel relationship intangibles acquired through the business combination, and client relationships, non-compete agreement, and software intangibles acquired through REPAY's acquisitions of TriSource Solutions, APS Payments, Ventanex, cPayPlus, CPS, BillingTree, and Kontrol Payables. This adjustment excludes the amortization of other intangible assets which were acquired in the regular course of business, such as capitalized internally developed software and purchased software. See additional information below for an analysis of amortization expenses:

	Three Months ended September 30,		Nine Months ended September 30,
(in $ thousands)	2022	2021	2022	2021
Acquisition-related intangibles	$20,847	$23,449	$69,924	$56,758
Software	3,209	2,169	10,855	5,749
Amortization	$24,056	$25,618	$80,779	$62,507
Depreciation	606	289	1,663	872
Total Depreciation and amortization (1)	$24,662	$25,907	$82,442	$63,379

(1)
Adjusted Net Income is adjusted to exclude amortization of all acquisition-related intangibles as such amounts are inconsistent in amount and frequency and are significantly impacted by the timing and/or size of acquisitions (see corresponding adjustments in the reconciliation of net income to Adjusted Net Income presented above). Management believes that the adjustment of acquisition-related intangible amortization supplements GAAP financial measures because it allows for greater comparability of operating performance. Although REPAY excludes amortization from acquisition-related intangibles from its non-GAAP expenses, management believes that it is important for investors to understand that such intangibles were recorded as part of purchase accounting and contribute to revenue generation. Amortization of intangibles that relate to past acquisitions will recur in future periods until such intangibles have been fully amortized. Any future acquisitions may result in the amortization of additional intangibles.

(k)
Represents amortization of non-cash deferred debt issuance costs.
(l)
Represents pro forma income tax adjustment effect associated with items adjusted above.
(m)
Represents the weighted average number of shares of Class A common stock outstanding (on an as-converted basis assuming conversion of outstanding Post-Merger

Repay Units) for the three and nine months ended September 30, 2022 and 2021. These numbers do not include any shares issuable upon conversion of the Company’s convertible senior notes due 2026. See the reconciliation of basic weighted average shares outstanding to the non-GAAP Class A common stock outstanding on an as-converted basis for each respective period below:

	Three Months ended September 30,		Nine Months ended September 30,
	2022	2021	2022	2021
Weighted average shares of Class A common stock outstanding - basic	88,735,518	88,273,194	88,749,417	81,595,128
Add: Non-controlling interests Weighted average Post-Merger Repay Units exchangeable for Class A common stock	7,883,048	4,308,558	7,897,557	7,952,978
Shares of Class A common stock outstanding (on an as-converted basis)	96,618,566	92,581,752	96,646,974	89,548,106

(n)
Excludes acquisition costs that are capitalized as channel relationships.
(o)
Represents year‐on-year gross profit growth that excludes incremental gross profit attributable to acquisitions made in the applicable prior period or any subsequent period.